Short-Term Loans Receivable	12 Months Ended
Dec. 31, 2024
Short-Term Loans Receivable [Abstract]
Short-term Loans Receivable

Note 6 — Short-term Loans Receivable

During the year ended December 31, 2022, the Group issued notes receivable in an aggregate of approximately $8,564,000 to two unrelated parties and received total repayments of approximately $1,499,000 including interest of $51,000. The notes were due in six months and accrue interest at a rate of 12% per annum.  As of December 31, 2022, the aggregate outstanding balance of loan receivables above was approximately $7,126,000.

On April 6, 2023, the Group entered into an asset acquisition agreement with Hangzhou Lanlian Technology Co., Ltd. (“Lanlian”), to acquire various software systems for its trading service, which includes Real-time High Performance Risk Management System, Intelligent Dynamic Order Distribution System, and Margin-based Securities Trading System. The aggregate purchase price for the software systems was $7,850,000. On April 13, 2023, the Group entered into Deeds of Assignments with the unrelated borrowers discussed above and Lanlian. As a result, the Group assigned the outstanding loans receivable and accrued interest in an aggregate of approximate $7,766,000 to Lanlian as part of the payment for the purchase price. No gains or losses are recognized. The assets acquisition was completed in November 2023 when Lanlian conveyed and delivered to the Group the software systems. The remaining purchase price was settled in February 2024.

During the years ended December 31, 2024, 2023 and 2022, interest income earned on the notes were nil, $241,845 and $500,759, respectively. There was no outstanding balance of loan receivable as of December 31, 2024 and 2023.